                                                                    EXHIBIT 99.2

                           STOCK REPURCHASE AGREEMENT

          THIS STOCK REPURCHASE AGREEMENT is dated this 24th day of March, 2005 (the "Agreement"), by and among Daniel J. Hirschfeld ("Seller") and The Buckle, Inc., a Nebraska corporation (the "Company").

                                   WITNESSETH:

          WHEREAS, Seller currently owns an aggregate of 12,900,000 shares of the Common Stock of the Company; and

          WHEREAS, Seller desires to sell 3,000,000 shares (the "Shares") to the Company and the Company desires to purchase the Shares from Seller.

          NOW, THEREFORE, in consideration of the premises and the mutual promises contained in this Agreement, the parties hereto agree as follows:

          1. INCORPORATION OF RECITALS. The foregoing recitals are specifically incorporated in this Agreement by this reference.

          2. PURCHASE AND SALE OF THE SHARES. Subject to the terms of this Agreement, Seller agrees to sell to the Company, and the Company agrees to purchase from Seller, a total of 3,000,000 Shares.

          3. PURCHASE CONSIDERATION. The purchase price for the Shares (the "Purchase Price") shall be $28.00 per share in cash, or an aggregate purchase price to Seller of $84,000,000.

          4. CLOSING.

                   (a) The consummation of the transactions contemplated under this Agreement (the "Closing") shall occur at the offices of the Company contemporaneously with the execution of this Agreement (the "Closing Date"), unless otherwise agreed to by the parties.

                   (b) At the Closing, the Seller will deliver to the Company a certificate or certificates representing 3,000,000 Shares of the Common Stock of the Company, with certificates duly endorsed, or with stock powers attached, transferring the Shares to the Company. The Company will pay to Seller the Purchase Price for Seller's Shares as follows: The Company shall pay to the Seller on the Closing Date not less than $40,000,000 in cash, by check or wire transfer, as requested by Seller; the balance of the Purchase Price shall be payable in cash in one lump sum payment of $44,000,000 as soon as practicable; provided, that the Purchase Price shall be paid in full no later than April 1, 2005.

          5. REPRESENTATIONS AND WARRANTIES OF THE SELLER. Seller hereby represents and warrants to the Company as follows:

                    (a) Seller is the legal owner of the Shares to be sold above;

                    (b) Seller holds or, as of the Closing will hold, his Shares free and clear of all liens, pledges, encumbrances and adverse claims;

                    (c) Seller is duly authorized to enter into the Agreement and to sell the Shares, and this Agreement is a legal, valid and binding agreement of Seller, enforceable in accordance with its terms;

                    (d) The execution, delivery and performance of this Agreement does not and will not constitute a breach or violation of, or a default under, any agreement binding upon any Seller, and does not require any consent or approval of any third party; and

                    (e) Upon the delivery to the Company of the certificates for the Shares, properly endorsed or with appropriate stock powers sufficient for transfer of the Shares to the Company, the Company will have acquired good and valid title thereto, free and clear of all liens, pledges, encumbrances and adverse claims.

          6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Seller as follows:

                    (a) The Company has been duly organized and is validly existing under the laws of the State of Nebraska. The Company has the full corporate power and authority to execute, deliver and perform its obligations under this Agreement;

                    (b) This Agreement and the transactions contemplated hereby have been authorized by the Company by all necessary corporate action of the Company, and this Agreement is a legal, valid and binding agreement of the Company, enforceable in accordance with its terms; and

                    (c) The execution, delivery and performance of this Agreement does not and will not constitute a breach or violation of, or a default under, the Company's Articles of Incorporation and By-Laws, or require any consent or approval of any third party, except such consents or approvals as shall have been obtained on or before the Closing Date.

          7. CONDITIONS TO THE COMPANY'S OBLIGATIONS. The obligations of the Company to complete the Closing are contingent upon the occurrence of each of the following events:

                    (a) Certificates for all of the Shares, together with all appropriate endorsements, stock powers, assurances and such other documents as the Company may reasonably request, in a form reasonably satisfactory to the Company, must be delivered to the Company at the Closing;

                    (b) Each of the representations and warranties of the Seller in Section 5 above shall be true and correct on the Closing Date with the same effect as though all such representations and warranties had been made on the Closing Date; and

          8. CONDITIONS TO THE SELLER'S OBLIGATIONS.

                    (a) The Purchase Price shall have been delivered to the Seller in the form and manner described in Section 4 above;

                    (b) Each of the representations and warranties of the Company set forth in Section 5 above shall be true on the Closing Date with the same effect as though all such representations and warranties had been made on the Closing Date; and

          9. NOTICES. All notices and other communications given under this Agreement shall be in writing and shall be deemed given (a) on the date of delivery, if delivered personally, (b) on the date of transmission, if sent via facsimile transmission to the number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission, (c) on the date after delivery to a reputable nationally recognized overnight courier service, or (d) three days after being mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or such other address for a party as shall be specified by like notice):

         (i)    if to the Company:        The Buckle, Inc.
                                          P. O. Box 1480
                                          Kearney, Nebraska 68848-1480
                                          Attn:  Karen Rhoads

         (ii)   if to Seller:             Daniel J. Hirschfeld
                                          c/o The Buckle, Inc.
                                          P. O. Box 1480
                                          Kearney, Nebraska 68848-1480

Such addresses may be changed, from time to time, by means of a notice given in the manner provided in this Section (provided that no such notice shall be effective until it is received by the other parties hereto).

          10. MISCELLANEOUS.

          (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          (b) The parties to this Agreement shall each bear their own expenses incurred in connection with this Agreement.

          (c) The representations and warranties contained in Sections 5 and 6 hereof shall survive the Closing for so long as any statute of limitations applicable to the matters addressed by such representations and warranties remains open, in whole or in part, including without limitation by reason of waiver of such statute of limitations.

          (d) The construction, interpretation and validity of this Agreement shall be governed by and determined in accordance with the laws of the State of Nebraska, without regard to the conflict of law principles thereof.

          (e) Each of the parties hereto and their respective agents, attorneys and advisors will maintain the confidentiality of all information provided in connection herewith. Through the Closing Date, the Company and the Seller will cooperate in the preparation and dissemination of any press releases, announcements and other disclosures to others relating to the transactions contemplated by the Agreement; provided, that this subsection shall not preclude the Company or Seller from making any disclosure that the Company or Seller reasonably believes is required by applicable law.

          (f) This Agreement contains the final, complete and exclusive statement of the agreement between the parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, written or oral, with respect to the subject matter hereof are merged herein. No change, amendment, qualification or cancellation hereof shall be effective unless in writing and executed by each of the parties hereto by their duly authorized officers.

          11. This Agreement may be executed in any number of counterparts, which together shall constitute one and the same Agreement. The parties may execute more than one copy of the

Agreement, each of which shall constitute an original.

          IN WITNESS WHEREOF, the Seller and the Company each have caused this Agreement to be duly executed under seal as of the day and year first above written.

                                THE BUCKLE, INC.

                                By: /s/ Kyle Hanson
                                    ------------------------------
                                    Kyle Hanson
                                    Secretary and General Counsel


                                By: /s/ Bruce Hoberman
                                    --------------------------------
                                    Bruce Hoberman
                                    Chairman
                                    Special Committee


                                    /s/ Daniel J. Hirschfeld
                                ------------------------------------
                                    Daniel J. Hirschfeld